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                                                                  EXHIBIT 5.1

                      CONSENT OF FRASER MILNER CASGRAIN LLP

                  We hereby consent to the reference to our opinions under "Eligibility for Investment" and "Canadian Federal Income Tax Considerations" in the Registration Statement on Form F-10 of Central Fund of Canada Limited.


                                                         [SIGNATURE]
         Toronto, Canada                         /s/ Fraser Milner Casgrain LLP
         December 8, 2003